UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2007

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                   0-21696                    22-3106987
(State or other jurisdiction      (Commission               (I.R.S. Employer
    of incorporation)             File Number)             Identification No.)


           26 Landsdowne Street, Cambridge, Massachusetts   02139
            (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       Results of Operations and Financial Condition.

On August 6, 2007, ARIAD Pharmaceuticals, Inc. (the "Company") announced financial results for the quarter ended June 30, 2007 and provided an update on corporate developments. A copy of the press release is being furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01       Other Events.

In its press release dated August 6, 2007, the Company provided an update on corporate developments under the heading "Corporate and Development Highlights" and information regarding upcoming scientific and investor meetings under the headings "Scientific and Medical Meetings" and "Upcoming Investor Meetings". The Company hereby incorporates such information by reference into this Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01       Financial Statements and Exhibits.

        (c)

                Exhibit
                Number          Description
                -------         -----------
                  99.1          Press release dated August 6, 2007.

The portions of the press release incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to Item 8.01. The remaining portions of the press release are being furnished pursuant to Item
2.02 of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ARIAD Pharmaceuticals, Inc.



                               By:  /s/ Edward M. Fitzgerald
                                  -------------------------------------
                                    Edward M. Fitzgerald
                                    Senior Vice President, Finance and Corporate
                                    Operations, Chief Financial Officer


Date:    August 6, 2007



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


                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
------            -----------

99.1              Press release dated August 6, 2007.





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